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                                                                   Exhibit 10.27

                         TRANSITIONAL LICENSE AGREEMENT

            TRANSITIONAL LICENSE AGREEMENT ("Agreement") made as of the 30th day of June, 1999, between Cendant Corporation, a Delaware corporation ("Licensor"), and Avis Fleet Leasing and Management Corporation, a Texas corporation ("Licensee"), and a wholly owned subsidiary of Avis Rent A Car, Inc., a Delaware corporation ("Acquiror").

                                   WITNESSETH:

            WHEREAS, Licensor owns the trade names, trademarks, and service marks set forth in Annex I and Annex II hereto (hereafter referred to collectively as the "Licensed Marks");

            WHEREAS, PHH Corporation ("PHH"), a Maryland corporation and a wholly owned subsidiary of Licensor, PHH Holdings Corporation, a Texas corporation and a wholly owned subsidiary of PHH ("Holdings"), Acquiror and Acquiror Sub, entered into an Agreement and Plan of Merger and Reorganization dated as of May 22, 1999 ("Merger Agreement"), as amended by the Amendment to the Agreement and Plan of Merger and Reorganization, dated as of June 30, 1999, providing for the merger of Acquiror Sub and Holdings (the "Merger") pursuant to the Texas Business Corporation Act (the "TBCA"), on the terms and subject to the conditions set forth therein (capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Merger Agreement);

            WHEREAS, upon consummation of the Merger, Acquiror Sub shall acquire the vehicle fleet management and fuel card businesses of Holdings (collectively, the "Business");

            WHEREAS, pursuant to the Merger Agreement, PHH agreed to cause its parent, Licensor, to grant to Licensee a limited license to use the Licensed Marks to sell off, deplete, or dispose of, existing inventory of products and business materials used in connection with the Business;

            WHEREAS, Licensee desires to obtain from Licensor the right and license to use the Licensed Marks to sell off, deplete, or dispose of, existing inventory of products and business materials used in connection with the Business; and

            NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Grant of License.

            (a) Licensor hereby grants to Licensee and its affiliates a limited license to use the Licensed Marks set forth on Annex I for the sole purpose of selling off, depleting, or otherwise disposing of, any existing inventory of products or business materials of the Business in the United Kingdom.


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            (b) Licensor hereby grants to Licensee and its affiliates a limited license to use the Licensed Mark set forth on Annex II for the sole purpose of selling off, depleting, or otherwise disposing of, any existing inventory of products or business materials of the Business in the United States.

            2. Term. This license shall commence as of the date hereof and shall terminate as soon as practicable, but in no event later than the earlier of: (i) the depletion or disposal of all existing inventory of products or business materials using the Licensed Marks or (ii) the first anniversary of the date hereof.

            3. Ownership of Licensed Marks. Licensee acknowledges that Licensor is the owner of the Licensed Marks, that use of the Licensed Marks by Licensee shall not create in Licensee's favor any ownership interest therein, and that all goodwill arising out of Licensee's use of the Licensed Marks shall inure to the benefit of Licensor.

            4. Quality Control.

            (a) Licensee acknowledges that the Licensed Marks have established extremely valuable goodwill and are well recognized in the minds of the relevant class of customers, and Licensee agrees that the products distributed and services performed by Licensee under the Licensed Marks shall equal or exceed the standard of quality heretofore established and maintained by Licensor and its affiliates in the operation of the Business. Licensor acknowledges and agrees that the manner in which Licensor and its affiliates conducted the operation of the Business immediately prior to the effective date of this Agreement satisfies this requisite standard of quality.

            (b) If the quality of any products or services offered by the Licensee under the Licensed Marks fails to meet the standard of quality set forth in Section 4(a), then Licensor shall so notify Licensee in writing, specifying, in reasonable detail, the reason for such disapproval. Licensee will have thirty (30) days to cure the deficiency and, if such deficiency is not cured with respect to such products and/or services to Licensor's reasonable satisfaction, Licensee will not sell or deliver such products and/or services until the deficiency is cured to Licensor's reasonable satisfaction.

            5. Use of Licensed Marks.

            (a) Licensee agrees to comply with all laws and regulations relating to the use of the Licensed Marks including, but not limited to, those laws and regulations which require Licensee to indicate that it is a Licensee of the Licensed Marks, that Licensor owns the Licensed Marks, and/or that Licensee is the source of the products and/or services sold thereunder. Licensee agrees to apply statutory notice of trademark registration, where desirable.

            (b) Licensee shall comply with all applicable international, federal, state and local laws and regulations, and obtain all foreign and domestic government approvals, pertaining to the publication, sale, distribution, provision, advertising and promotion of any products and/or services under the Licensed Marks.


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            (c) Licensee shall not, by any act or omission, tarnish, disparage, degrade or injure the reputation of the Licensed Marks or Licensor, and the goodwill associated therewith.

            (d) Licensee shall use the Licensed Marks only in the form and manner set forth on Exhibit A, attached hereto.

            (e) Licensee shall not use any Licensed Mark except as authorized hereunder and shall not use any mark confusingly similar to any Licensed Mark.

            6. Termination. If either party to this Agreement materially breaches any of its obligations under this Agreement, then the other party may terminate this Agreement on fifteen (15) days' written notice to the defaulting party; provided that such notice of termination shall be of no further force or effect if the default is cured by the defaulting party to the reasonable satisfaction of the non-defaulting party within thirty (30) days after receipt of such notice.

            7. Effect of Termination.

            (a) Upon the termination of this Agreement, Licensee shall (i) as of the effective date of the termination, cease all use of the Licensed Marks and all names, trademarks and service marks that are confusingly similar thereto, including without limitation all names, trademarks and service marks that incorporate any Licensed Mark, (ii) do all things reasonably necessary on its part to remove Licensee's name from any published indication of Licensee's former right to or actual use of the Licensed Marks and shall consent to the cancellation of its registration as a registered user of the Licensed Marks, if any, and (iii) shall furthermore take all necessary and appropriate steps to comply with the foregoing.

            (b) Licensee hereby agrees that, upon the termination of this Agreement, it will be deemed to have assigned to Licensor any right, equity, goodwill, title or other rights in and to the Licensed Marks which may have been vested in Licensee during the term of this Agreement. Licensee agrees to execute any instruments reasonably requested by Licensor to accomplish the foregoing. Any such assignment shall be without consideration, other than the mutual covenants and considerations set forth in this Agreement.

            (c) Termination of this Agreement for any reason shall not affect
(i) those obligations which have accrued as of the date of termination and (ii) those obligations which, from the context thereof, are intended to survive termination of this Agreement.

            8. . All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, upon receipt, if mailed by registered or certified mail, postage prepaid, return receipt requested, overnight delivery, confirmed facsimile transmission or hand delivered, as follows:

            (a) If to Licensor, to:

            Cendant Corporation
            9 West 57th Street
            37th Floor


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            New York, New York  10019
            Attention: General Counsel
            Facsimile: (212) 413-1922

            With a copy to:

            Skadden, Arps, Slate, Meagher & Flom LLC
            One Rodney Square
            Wilmington, Delaware  19801
            Attention: Patricia Moran Chuff
            Facsimile: (302) 651-3001

            (b) If to Licensees, to:

            Avis Rent A Car, Inc.
            900 Old County Road
            Garden City, New York  11530
            Attention:  Karen Sclafani, Esq.
            Facsimile:  (516) 222-6922

            With a copy to:

            White & Case LLP
            1155 Avenue of the Americas
            New York, New York  10036
            Attention:  Sean Geary, Esq.
            Facsimile:  (212) 354-8113

or to such other address as the party to whom notice is given may have previously furnished to the other party in writing in accordance herewith.

            9. Representations, Warranties and Covenants of Licensor. Licensor represents and warrants to Licensee as follows:

            (a) Licensor owns the Licensed Marks and has the right and authority to grant the licenses and rights it grants hereunder upon the terms and conditions provided herein; and

            (b) The use of the Licensed Marks as permitted herein does not constitute an unauthorized use or misappropriation of any Intellectual Property Right or any other property or proprietary right of any Person.

            10. Indemnification.

            (a) Licensee shall defend, indemnify, and hold Licensor and its officers, directors, employees, shareholders and affiliates harmless from and against (i) any third-party claim, demand, suit, loss, liability, or damage, including, but not limited to, any amounts paid in settlement thereof and reasonable attorney fees (collectively, "Claims") arising out of or based


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upon a material breach of Licensee's representations, warranties or covenants hereunder, and (ii) any third-party Claim relating to Intellectual Property Rights arising out of or based upon the operation of the Business or the products or services offered or sold by Licensee or any subsidiary or permitted sublicensee thereof, except for such Claims which are based on or derived from the use of the Licensed Marks, as expressly authorized hereunder.

            (b) Licensor shall defend, indemnify, and hold Licensee and its officers, directors, employees, shareholders and affiliates harmless from and against any third-party Claim arising out of or based upon (i) a material breach of Licensor's representations, warranties or covenants hereunder, and (ii) Licensee's use of the Licensed Marks, as expressly authorized hereunder.

            (c) Each party shall give the other prompt notice of any Claim for which indemnification is sought; shall provide the indemnifying party with complete control over the defense of such Claim; and shall provide all reasonable assistance in connection with the defense of such Claim. Neither party shall be entitled to indemnification for Claims to the extent attributable to such party's gross negligence or willful misconduct.

            11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties consent specifically to the non-exclusive jurisdiction of the federal courts of the United States sitting in the Southern District of New York and the courts of the State of New York sitting in the County of New York (and any court to which an appeal therefrom may be taken) for purposes of all legal proceedings arising out of or relating to this Agreement, and the parties hereby waive all defenses of improper venue or that the forum is inconvenient in the Southern District of New York and New York State courts in the County of New York.

            12. Miscellaneous.

            (i) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof.

            (ii) Amendments. This Agreement may not be amended, modified or supplemented except by written agreement of the parties hereto.

            (iii) No Waiver. Nothing contained in this Agreement shall cause the failure of either party to insist upon strict compliance with any covenant, obligation, condition or agreement contained herein to operate as a waiver of, or estoppel with respect to, any such covenant, obligation, condition or agreement by the party entitled to the benefit thereof.

            (iv) Headings. The headings contained in this Agreement are for reference purposes only and shall not control or affect in any way the meaning or interpretation of any of the terms or provisions of this Agreement.


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            (v) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

(vi) Severability. If any provisions hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof; provided, however, that the parties shall use reasonable efforts, including, but not limited to, the amendment of this Agreement, to ensure that this Agreement shall reflect as closely as practicable the intent of the parties hereto.

            (vii) Specific Performance. Each of the parties hereto acknowledges and agrees that the other party hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties hereto agrees that they each shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions thereof in any action instituted in any court of the United States or any state or jurisdiction having subject matter jurisdiction, in addition to any other remedy to which such party may be entitled, at law or in equity.

            (viii) Independent Contractors. Nothing herein contained shall be construed to place the parties in the relationship of partners or joint venturers, and neither party shall have any power to obligate or bind the other in any manner whatsoever, except as otherwise provided for herein.

            (ix) Schedules. Each of the Schedules and Annexes attached hereto is fully incorporated herein and made part hereof.

                            [SIGNATURE PAGE FOLLOWS]


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            IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Agreement as of the day and year first written above.

                              Licensor: CENDANT CORPORATION


                              By:_______________________________________
                                 Name:
                                 Title:


                              Licensee: AVIS FLEET LEASING AND MANAGEMENT
                              CORPORATION


                              By:_______________________________________
                                 Name:
                                 Title:


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